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                                                                   Exhibit 10.22

                         REGISTRATION RIGHTS AGREEMENT


                 This Registration Rights Agreement, dated as of ____________, 1996 (this "Agreement"), is entered into by and between The Houston Exploration Company, a Delaware corporation (the "Company"), and James G. Floyd, (the "Rights Holder").

                              W I T N E S S E T H

                 WHEREAS, the Company intends to offer and sell shares of its Common Stock, par value $0.01 per share ("Common Stock"), in an initial public offering pursuant to a Registration Statement on Form S-1 (No. 333-4437), as amended (the "Offering");

                 WHEREAS, the Rights Holder is the President and Chief Executive Officer of the Company and the Company has agreed to grant restricted shares of Common Stock (the "Shares") to the Rights Holder upon completion of the Offering; and

                 WHEREAS, the Company has agreed to give the Rights Holder certain registration rights with respect to the Shares.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                 (a) "Commercially Reasonable Efforts," when used with respect to an obligation to be performed or term or provision to be observed hereunder, shall mean such efforts as a prudent person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided that such efforts do not require such person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term, or provision, (ii) is caused by or results from the wrongful act or negligence of the person whose performance or observance is required hereunder or (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation,
         (A) the expenditure of such funds and retention by such person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action, (B) the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action and (C) the commencement, termination or





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         settlement of any action, suit or proceeding involving such person to the extent necessary or appropriate to effect the relevant action.

                 (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (c) "Company" shall have the meaning set forth in the initial paragraph of this Agreement.

                 (d) "Common Stock" shall have the meaning set forth in the recitals of this Agreement.

                 (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                 (f) "Holder" shall mean the Rights Holder and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 9 hereof.

                 (g)  "Immediate Family" shall have the meaning set forth in
         Section 9.

                 (h) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                 (i)  "Registrable Securities" shall mean (i) the Shares, and
         (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered under the Securities Act, which have been sold or otherwise transferred under Rule 144 or which may be sold without restriction pursuant to Rule 144(k).

                 (j) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (and shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company).





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                 (k)  "Rights Holder" shall have the meaning set forth in the initial paragraph of this Agreement.

                 (l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (m) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                 (o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder.

                 (p) "Shares" shall have the meaning set forth in the recitals to this Agreement.

                 2.   Piggyback Registration.

                 2.1 NOTICE OF REGISTRATION. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                 (a)  promptly give to each Holder written notice thereof; and

                 (b) use Commercially Reasonable Efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 20 days after the written notice from the Company described in clause
         (i) above is given. Such written request may specify all or a part of a Holder's Registrable Securities.


                 2.2 RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.





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                 2.3  UNDERWRITING.  (a) If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1 above. In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting (together with the Company and such other holders of securities of the Company exercising registration rights with respect to such registration) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company or the security holders initiating such registration, as the case may be.

                 (b) Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the amount of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in
Section 8 hereof. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                 3. Expenses of Registration. All Registration Expenses in any registration, qualification or compliance pursuant to Section 2 shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

                 4. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense (except, as otherwise provided herein), the Company will use Commercially Reasonable Efforts to:

                 (a) keep such registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period after the effectiveness of such registration that the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration




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         statement as may be necessary to comply with the provisions of the
         Securities Act with respect to the disposition of all securities covered by such registration statement;

                 (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                 (d) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

                 (e) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                 (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                 (g) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act.

                 5.   Indemnification.

                 (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, if Registrable Securities of such Holder are included in the securities with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on





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any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required by the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                (b) Each Holder (an "Indemnifying Holder") will, if Registrable Securities held by the Indemnifying Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder (an "Indemnified Holder"), and each of their officers, directors, and partners, and each person controlling such Indemnified Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission
(or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Indemnified Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Indemnifying Holder and stated to be specifically for use therein; provided, however, that the obligations of the Indemnifying Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that the liability of an Indemnifying Holder pursuant to this Section 5(b) in connection with a





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registration shall be limited to the net proceeds from the sale of the
Registrable Securities of such Indemnifying Holder pursuant to such registration.

                (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified
Party has actual knowledge of any claim as to which indemnity may be sought, and, except as provided in the following sentence, shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld); provided further that the Indemnified Party may participate in such defense at its own expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not materially prejudicial. After the Indemnifying Party assumes the defense of such claim or litigation, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation, unless the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying
Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                 (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.





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                 (e)  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 6.  Information by Holder.   Each Holder of Registrable
Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

                 7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                 (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                 (c) so long as a Holder owns any restricted Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                 8. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Holders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities that may be so included, the number of shares of Registrable Securities that may be so included shall be allocated among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities held by such Holders. The number of Registerable Securities to be included by the Holders may be limited to first include shares of other stockholders exercising demand registration rights with respect to such registration, and to include shares of other stockholders exercising piggyback registration rights on a pro rata basis with the Holders. The Company shall not limit the number of Registrable Securities to be included in a registration





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pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

                 9. Transfer of Registration Rights. Except with the consent of the Company, no rights hereunder shall be assignable by any Rights Holder, and such rights shall terminate with respect to Registrable Securities of a Rights Holder upon assignment of such securities by a Holder; provided, however, that such Holder may assign such rights to a member of his immediate family. To enjoy the benefits of this Agreement, any such permitted transferee must (i) give the Company written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) become a record holder of such securities and (iii) become a party hereto within 60 days after such transfer (unless waived in writing by the Company) by executing (and causing such transferee's spouse, if any, to execute) a counterpart of this Agreement. Any such permitted transferee who meets such conditions shall become, for the purposes hereof, a "Holder."

                 The term "immediate family" shall include (i) parents, siblings, spouse and children (including those by adoption), (ii) the parents, siblings, spouse and children (including those by adoption) of such family members listed in (i) above, (iii) any trust whose principal beneficiary is such individual Holder or one or more members of such immediate family, and
(iv) the legal representative or guardian of such individual Holder or of any such immediate family members in the event that such individual Holder or any such immediate family member is mentally incompetent.

                 10. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                 11. Termination of Registration Rights. The right of any Holder to request inclusion in any registration pursuant to Section 2 hereof shall terminate on such date as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

                 12.   Miscellaneous.

                 12.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                 12.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.





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                 12.3  ENTIRE AGREEMENT.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

                 12.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, including Federal Express or similar courier services, addressed (a) if to a Holder, to such Holder at 1331 Lamar, Suite 1065, Houston, Texas 77010, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, to 1331 Lamar, Suite 1065, Houston, Texas 77010, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail or courier, at the earlier of its receipt or 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                 12.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Holders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                 12.6 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect such provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provisions had never been contained herein.

                 12.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                 12.8 AMENDMENT. Except as expressly provided herein, this Agreement may be amended only upon the written consent of the Company and the Holders of at least seventy-five percent (75%) of the Registrable Securities then subject to this Agreement.





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                 IN WITNESS WHEREOF, this Agreement has been executed effective as of the date first set forth above.


                                        COMPANY:

                                        THE HOUSTON EXPLORATION COMPANY


                                        By:_____________________________________
                                        Robert B. Catell, Chairman of the Board


                                        RIGHTS HOLDER:


                                        By:_____________________________________
                                        James G. Floyd








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